SETTLEMENT AGREEMENT

This Settlement and Mutual Release Agreement (the "Agreement") is entered into as of this 22nd day of October, 2020, between and among Plaintiff Mammoth West Corporation d/b/a Mammoth Corporation a Wyoming Corporation ("Mammoth" or "Plaintiff") and Defendant PotNetwork Holdings, Inc., a Colorado Corporation ("Company 1"), SND Auto Group Inc., a Colorado Corp., PNH Holding Inc., a Colorado Corporation, Sign N Drive Auto Mall, Inc,, a New York Corporation and Charles Vaccaro (collectively "Defendants"). Mammoth and the Defendants may be referred to as a "Party" and collectively they may be referred to as the "Parties".

WHEREAS on June 13, 2016, Company 1 issued POTN Mammoth Note 2 ("Note 2"), which was convertible into shares of Company 1 Common Stock.

WHEREAS on March 28, 2017, Mammoth submitted a conversion notice attempting to exercise the conversion right;

WHEREAS Defendants claimed a Holding Company Reorganization prior to the Notice of Conversion, which prevented Mammoth from converting Note 2 into shares of the publicly traded Corporation;

WHEREAS on or about May 26, 2017, Mammoth filed a lawsuit , against Defendants entitled Mammoth West Corporation v. PotNetwork Holding Inc., *et al.*, No. 17 CH 778 in the Circuit Court for the Nineteenth Judicial Circuit Court, Lake County Illinois, which suit is pending (the "Lawsuit");

WHEREAS the Third Amended Complaint includes claims for Breach of Contract and Fraudulent Transfer, and Interference with Contractual Relations Stemming both from the failure to honor Plaintiff's March 28, 2017, Conversion Notice and from the Holding Company Reorganization, which FINRA did not process or announce;

WHEREAS the Parties have vigorously litigated the case, which has been pending for over 3 years;

Whereas none of the parties to the Lawsuit have conceded that the legal position or factual allegations of the other Parties are true, valid or legally correct;

WHEREAS, to end the protracted litigation, expense and inconvenience and to settle, compromise and fully and finally resolve all outstanding and potential matters between them, Plaintiff and Defendant wish to enter into this Agreement;

Whereas the Parties have agreed to submit this proposed Settlement Agreement to the Circuit Court for the Nineteenth Judicial Circuit Lake County Illinois for determination that the proposed settlement is fair to those to whom securities will be issued pursuant Section 3(a)(10) of the Securities Act [15 U.S. Code § 77c(a)(10)];

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the sufficiency and receipt of which is

hereby acknowledged, it is stipulated and agreed, by and among the undersigned, that the claims asserted in the Action are fully and finally settled upon the following terms and conditions:

A. Incorporation of recitals. The recitals set forth above are incorporated into and made a substantive part of this Agreement.

B. Settlement Terms. In full and final settlement of all claims either Defendants may have against Plaintiff and Plaintiff may have against Defendants.

1. Upon signing this Agreement the Parties will each sign **General Release** in favor of the opposing party, which General Release will be delivered to its own Attorney to be held in Escrow, to be released from Escrow as described in Paragraphs 2 and 3 immediately following: Roger Goble for Plaintiffs and Randall Goulding for Defendants.

2. Upon satisfaction of the Release Conditions described below, Defendants' counsel will deliver an executed **General Release releasing all possible claims** in favor of Plaintiff in the form annexed hereto as **Exhibit A** to Roger Goble, attorney for Plaintiff located in Lake Zurich, IL.

3. Upon satisfaction of the Release Conditions described below, Plaintiff will deliver an executed **General Release releasing all possible claims** in favor of Defendants in the form annexed hereto as **Exhibit B** to Randall Goulding, an attorney located in Deerfield Illinois.

4. Upon satisfaction of the Release Conditions, the parties will present a Dismissal Order, dismissing the Lawsuit, with prejudice, subject to the right to enforce the terms of this Settlement Agreement and each Attorneys Goble and Goulding will send the General Releases held in Escrow to each other.

5. The following Release Conditions shall apply:

- Plaintiff will obtain a legal opinion from an Attorney not involved in this litigation confirming the legality of this transaction under 15 U.S. Code § 77c(a)(10);
- The Parties will Present a Motion to the Court presenting this Settlement Agreement to the Court before which the Lawsuit is pending, Asking the Court to conduct a Fairness Hearing pursuant to 15 U.S. Code § 77c(a)(10) ["Section 3(a)(10)] relating to Company 1 issuing 28,000,000 Shares of Common Stock to Plaintiff in exchange for the claims raised by Plaintiff against Company 1 and the terms of this Settlement Agreement; with the Motion advising the Court that Company 1 will rely on the Section(3)(a)(10) exemption based on the Court's approval and providing all information required for the Court to be able to conduct the Fairness Hearing in which:

- The securities are issued in exchange for securities, claims, or property interests; and
    - The court shall have held a hearing before approving the fairness of the terms and conditions of the transaction;
    - The fairness hearing must be open to everyone to whom securities would be issued in the proposed exchange.
    - The Court approves the fairness of the terms and conditions of the exchange finding that;
        - Adequate notice was given to all those persons to whom securities will be issued in the proposed exchange;
        - There were not any improper impediments to the appearance by those persons at the hearing;
- The Court enters an Order approving the fairness of the terms and conditions of the exchange;
- Company 1 issues 28,000,000 Shares of its common Stock ("the Shares") to Plaintiff;
- The Shares are Delivered, defined as received in Plaintiff's brokerage account, free from restrictions of any kind and able to be freely traded by Plaintiff after approval of the receipt of the Shares by Plaintiff's brokerage firm, Company 1's Transfer Agent, and clearance of the Shares by Depository Trust Corporation, allowing the shares to be traded on the SEC-registered Alternative Trading System, OTC Link® ATS ("OTC Link"). Company 1 shall provide any documentation requested by Plaintiff's brokerage firm. Subsequent to the Delivery of the Shares, any cost involved in the delivery of the Shares, shall be Plaintiff's responsibility. Plaintiff shall be solely responsible for any cost involved in obtaining an opinion letter from an Attorney of its choosing and any fees charged by its brokerage firm.

C. Weekly Allotment. Notwithstanding anything contained herein to the contrary, Plaintiff shall be entitled to sell or transfer portions of the Shares in each calendar week of no more than 15% of the total weekly trading volume as reported by OTC Link **("Weekly Allotment")**. The **Weekly Allotment** is cumulative, and thus if Plaintiff does not sell or transfer shares of common stock in any week in such amount as to equal that week's **Weekly Allotment**, any sales shortfall may be carried over into subsequent weeks in the sole discretion of Plaintiff, but in no circumstance, during the Leak out Period, shall the aggregate Shares sold or transferred exceed the 3 week average 15% of the total weekly trading volume as reported by OTC Link. The period during which Plaintiff is subject to the Weekly Allotment is the "**Leak Out Period**".

D. Termination of Weekly Allotment. Upon the earlier of: (a) the transfer or sale by Plaintiff of all of the Shares; (b) a default by Company 1 of this Settlement Agreement, the Leak Out Period shall terminate and Plaintiff shall no longer be subject to the Weekly Allotment restrictions. Notwithstanding the forgoing, should Plaintiff sell or transfer the shares other than through an open market sale, the Shares shall remain subject to the Weekly Allotment provisions of section C, above.

E. In no event shall the number of Settlement Shares issued to Plaintiff pursuant to this Agreement and the Note as calculated pursuant to Section 13(d) of the Exchange Act at any time exceed 4.99% of the issued and outstanding common stock of COMPANY 1; and COMPANY 1 hereby agrees that the number of Settlement Shares is less than 4.99% of the issued and outstanding common stock of COMPANY 1 and COMPANY 1 shall take no action to breach the foregoing representation.

F. Clearing Contingency. COMPANY 1 shall use its best efforts to assist Plaintiff with respect to the clearing of the Delivery of the Shares with the broker/dealer/clearing firm utilized by Plaintiff (which shall include the filing of a Form 8k with the Securities and Exchange Commission detailing the terms of this Settlement Agreement **within the time required by the applicable statutes and regulations**.

G. Nothing in this provision shall create any third party beneficiary relationship between Plaintiff and anyone. Only the Parties to this Agreement may enforce this Agreement. Only Plaintiff or Company 1 may enforce the terms of this Settlement Agreement, other than the Mutual Release contained in this Agreement. All trading of the Shares, the decision not to trade the shares, the amount of shares traded or the or the timing of any trade will be in the sole discretion of Plaintiff, subject to the Weekly Allotment Restriction described in Section C above.

H. Default. In the event that Company 1 defaults in its performance of any of its obligations under this Agreement or all of the Release Conditions are not satisfied, Plaintiff may provide Company 1 with written notice of such default. In the event the default is not cured by Company 1 within five (5) business days following its receipt of such notice, Plaintiff may file a motion to vacate any dismissal order in the Lawsuit, the Court having retained jurisdiction for the sole purpose of enforcing this Settlement Agreement and, upon proof by affidavit or other appropriate evidence of Company 1's default, shall be entitled to a judgment for $400,000 less any Net Proceeds retained by Mammoth . Only Plaintiff or Company 1 shall have the right to enforce the terms of this Agreement by filing a motion to vacate any dismissal order in the Lawsuit and seeking to enforce the terms of this Agreement. In any Motion to enforce the terms of this Agreement the Parties EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY SUCH PROCEEDING. The parties acknowledge and agree that this provision is a specific and material aspect of this Agreement and that the Parties would not agree to enter into this Agreement if this agreement to entry of judgment and waiver of jury trial were not part of this Agreement. Company 1 agrees that service of process for a Default Action may be made upon Company 1's counsel by email at the address indicated in the Notice provision "N", of this Agreement.

I. Merger. All prior notes, assignments, rights, claims, promises, notices, memoranda and representations and promises of the parties and their predecessor-in-interest or assignors are merged into this Agreement.

J. Confidentiality. Except as necessary to enforce the terms of this Agreement (which includes the filing of a Form 8K (current report regarding material corporate event) with the Securities and Exchange Commission ("SEC"), the Parties agree to keep the terms of this Agreement and the facts underlying same confidential, and to not disclose the terms of this

Agreement and the facts underlying this action to any third parties. Nothing in this paragraph shall prevent any of the Parties from reporting or describing the terms of this Agreement in any required public filing with any federal or state agency, including SEC, or from disclosing or describing the terms of this Agreement with any tax preparer, accountant or legal counsel consulted by such party, or pursuant to any lawfully issued subpoena in a lawsuit or in a proceeding or investigation before an administrative agency.

K. Forum Selection and Applicable Law. Any claim arising from this Agreement will be enforced in Lake County Circuit Court Illinois. This Agreement will be governed by the law of the State of Illinois, without regard to conflict of law principles.

L. Modifications. This Agreement may not be modified or amended in any manner except by an instrument in writing specifically stating that it is a supplement, modification or amendment to the Agreement and signed by each of the parties hereto.

M. Legal Representation. The Parties acknowledge that they have retained independent counsel of their own choosing and that they have reviewed and discussed the terms and provisions of this Agreement with their counsel and that they are entering into this Agreement freely and of their own will and have no coerced or promised anything in order to induce their signatures other than as is contained in this Agreement.

N. Specific Representations.

1. Plaintiff represents and warrants that it has not sold, transferred or assigned the Note, or any portion thereof, and is holder thereof; and that the Note is free and clear of any liens or other encumbrances and that Plaintiff has full legal right and title to the Note and has fully paid the original consideration for its purchase.

2. Company 1 represents and warrants that it has the full authority to enter into this Agreement.

N. Notice. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by email, facsimile or overnight delivery service. Notice shall be directed to the appropriate email, facsimile number or address set forth below or to such other facsimile number, email address or mailing address as may be hereafter specified by written notice. Notice shall be considered effective as of the date of the transmission of the facsimile or email or one (1) calendar day after the date of delivery to the overnight delivery service. Required copies to counsel for any Party may be sent by e-mail.

If to COMPANY 1:

PotNetwork Holdings, Inc.
3531 Griffin Road
Ft. Lauderdale, FL 33312
Attn: Kevin Hagen, C.E.O.
Email: kevin@potnetworkholding.com

With additional notice to:
Randall Goulding
Securities Counselors, Inc.
1333 Sprucewood Deerfield, IL 60015
Email: randy@securitiescounselors.net

If to Plaintiff:

Mammoth Corporation
Attn: Brad Hare, President
444 S. Rand Rd., Suite 205
Lake Zurich, IL 60047
Email: brad@mammothcash.com

O. General Representations. All Parties acknowledge and represent that: (a) they have read this Agreement; (b) they clearly understand the Agreement and each of its terms; (c) they fully and unconditionally consent to the terms of this Agreement; (d) they have had the benefit and advice of counsel of their own selection; (e) they have executed this Agreement, freely, with knowledge, and without influence or duress; (f) they have not relied upon any other representations, either written or oral, express or implied, made to them by any person; (g) the consideration received by them under this agreement is actual and adequate; and (h) that they have the authority to enter into this Agreement.

P. Severability. Should any provision of this Agreement be declared or be determined by any court or tribunal to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be severed and deemed not to be part of this Agreement.

Q. No Presumption Against Drafter. This Agreement shall be construed without regard to any presumptions against the party causing the same to be prepared.

R. Anti-Waiver. The failure to strictly enforce any or all of the terms of this Agreement by any party hereto shall not be construed as and shall not result in a waiver of any party's right to strictly enforce any and all of the terms and conditions of this Agreement, despite the prior failure to strictly enforce the terms and conditions of this Agreement.

S. Costs and Expenses. Each Party will bear its own costs and expenses in connection with this Agreement.

T. Counterparts. This Agreement may be executed by facsimile or e-mail with portable document format (pdf) in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

[*Signature Page follows*]

Mammoth West Corporation d/b/a
Mammoth Corporation

By: ______________________
Brad Hare, President

10/22/2020
Date

PotNetwork Holdings, Inc.

By: ______________________
Kevin Hagen, CEO

10/20/20
Date

SND Auto Group Inc.

By: ______________________
Gary Blum, Director

10-16-20
Date

PNH Holding Inc.

By: ______________________
Gary Blum, Director

10-16-20
Date

Sign N Drive Auto Mall, Inc

By: ______________________
Charles Vaccaro, President

____
Date

Charles Vaccaro

By: ______________________
Charles Vaccaro

____
Date

Acknowledged by:
Action Stock Transfer Corp.

By: ______________________
Justine Blankenship, President

____
Date

Mammoth West Corporation d/b/a Mammoth Corporation

By: ______________________
Brad Hare, President

____
Date

PotNetwork Holdings, Inc.

By: ______________________
Kevin Hagen, CEO

____
Date

SND Auto Group Inc.

By: Gary Z Blum
Gary Blum, Director

10-16-20
Date

PNH Holding Inc.

By: Gary Z Blum
Gary Blum, Director

10-16-20
Date

Sign N Drive Auto Mall, Inc

By: [signature]
Charles Vaccaro, President

10/21/20
Date

Charles Vaccaro

By: [signature]
Charles Vaccaro

10/20/20
Date

Acknowledged by:
Action Stock Transfer Corp.

By: ______________________
Justine Blankenship, President

____
Date